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                                                                   Exhibit 10.15





                                 dsl.net, inc.

                                PREFERRED STOCK
                              PURCHASE AGREEMENT

                                 June 2, 1999
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                                 dsl.net, inc.

                      PREFERRED STOCK PURCHASE AGREEMENT

     THIS PREFERRED STOCK PURCHASE AGREEMENT is made as of the 2nd day of June, 1999, by and among dsl.net, inc., a Delaware corporation (the "Company"), and Raymond C. Allieri, an individual residing at 8113 River Falls Drive, Potomac, Maryland 20854 (the "Investor").

     THE PARTIES HEREBY AGREE AS FOLLOWS:

          1.    Purchase and Sale of Stock.
                --------------------------

          1.1 Sale and Issuance of Series D Preferred Stock (as defined below).

                (a) On or prior to the Funding (as defined below), the Company shall have authorized (i) the sale and issuance to the Investor of 95,603 shares of its Series D Preferred Stock, par value $.001 per share (the "Series D Preferred Stock") and (ii) the issuance of the shares of Common Stock, par value $.0005 per share, to be issued upon conversion of the Series D Preferred Stock (the "Common Shares"). The Series D Preferred Stock shall have the rights, preferences, privileges and restrictions set forth herein, and in the Restated Certificate of Incorporation of the Company (the "Restated Certificate").

                (b) Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Funding and the Company agrees to sell and issue to the Investor at the Funding 95,603 shares of Series D Preferred Stock for an aggregate purchase price of $1,000,007.38.

          1.2   Funding. The funding and delivery of the Series D Preferred
                -------
Stock shall take place at the offices of Day, Berry & Howard LLP, CityPlace I, Hartford, Connecticut, at 9:30 A.M., on June 2, 1999, or at such other time and place as the Company and the Investor mutually agree upon orally or in writing (which time and place are designated as the "Funding"). At the Funding the Company shall deliver to the Investor a certificate representing the Series D Preferred Stock purchased thereby against payment of the purchase price therefor by wire transfer or bank check for immediately available funds; provided, however, that up to $999,911.77 of such payment may be made by means of a secured full-recourse promissory note in form and substance acceptable to the Company (the "Note").

          2.    Representations and Warranties of the Company. The Company
                ---------------------------------------------
hereby represents and warrants to the Investor that:

          2.1   Organization, Good Standing and Qualification. The Company is a
                ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

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          2.2   Authorization.  All corporate action on the part of the Company,
                -------------
its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Series D Preferred Stock being sold hereunder and the Common Shares, has been taken or will be taken prior to the Funding, and this Agreement constitutes, or will, upon execution thereof by the parties thereto, constitute, the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and
(ii) as limited by laws and principles relating to the availability of specific performance, injunctive relief, or other equitable remedies.

          2.3   Valid Issuance of Series D Preferred Stock and Common Shares.
                ------------------------------------------------------------
The Series D Preferred Stock that is being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under, or as contemplated by, this Agreement, the Pledge Agreement (defined below) and under applicable state and federal securities laws. The Common Shares have been or will, prior to the Funding, be duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Pledge Agreement and under applicable state and federal securities laws.

          2.4   Governmental Consents. No consent, approval, order or
                ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except the filings pursuant to Regulation D under the Securities Act of 1933, as amended (the "Act"), which filings will be effected within 15 days of the sale of the Series D Preferred Stock hereunder, and such other post-Funding filings as may be required.

          3.    Certain Representations, Warranties and Covenants of the
                --------------------------------------------------------
Investor. The Investor hereby represents, warrants and covenants to the
--------
Company that:

          3.1   Authorization. The Investor has full power and authority to
                -------------
enter into this Agreement, the Note, the Pledge Agreement of even date herewith securing the investor's obligations under the Note (the "Pledge Agreement"), the stock power in respect of the Series D Preferred Stock, and all other documents, instruments and agreements executed and/or delivered by the Investor in connection with the foregoing (collectively, the "Transaction Documents"), and each of such Transaction Documents constitutes his valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

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          3.2   Purchase Entirely for Own Account. This Agreement is made with
                ---------------------------------
the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Series D Preferred Stock to be purchased by the Investor and the Common Shares (collectively, the "Securities") will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

          3.3   Disclosure of Information. The Investor represents that he has
                -------------------------
had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series D Preferred Stock, and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

          3.4   Investment Experience. The Investor is an investor in securities
                ---------------------
of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series D Preferred Stock.

          3.5   Accredited Investor. The Investor is an "accredited investor"
                -------------------
within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect, and all representations made by the Investor in that certain Investor Questionnaire of even date herewith by the Investor in favor of the Company are true, correct and complete.

          3.6   Restricted Securities. The Investor understands that the
                ---------------------
Securities he is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the Investor represents that he is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.7   Further Limitations on Disposition. Without in any way limiting
                ----------------------------------
the representations set forth above or the Right of First Refusal set forth in
Section 6.3 below, the Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 provided, and to the extent, this Section is then applicable, and:

                (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

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                (b)  (i) The Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

          3.8   Legends. It is understood that the certificates evidencing the
                -------
Series D Preferred Stock and the Common Shares may bear the following legend:

     "These securities have not been registered under the Securities Act of 1933, as amended, or any state securities laws. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act and any applicable state securities laws or pursuant to an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

          3.9   Investors' State of Residence. The Investor represents that, as
                -----------------------------
of the Funding, he is a resident of the state of Maryland.

          4.    Conditions of Investor's Obligations at Funding. The obligations
                -----------------------------------------------
of the Investor under subsection 1.1(b) of this Agreement are subject to the fulfillment on or before the Funding of each of the following conditions:

          4.1   Representations and Warranties. The representations and
                ------------------------------
warranties of the Company contained in Section 2 shall be true on and as of the Funding with the same effect as though such representations and warranties had been made on and as of the date of such Funding.

          4.2   Performance. The Company shall have performed and complied with
                -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Funding.

          4.3   Qualifications. All authorizations, approvals, or permits, if
                --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Funding.

          4.4   Due Diligence and No Material Adverse Change. The Company shall
                --------------------------------------------
have provided the Investor access to such information as the Investor has reasonably requested in connection with his due diligence review and the Investor shall have concluded his due diligence review of the Company to his complete satisfaction and shall be reasonably satisfied that there has been no material adverse change in the business, affairs, prospects, operations, properties, assets or condition of the Company.

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          5.    Conditions of the Company's Obligations at Funding. The
                --------------------------------------------------
obligations of the Company to the Investor under this Agreement are subject to the fulfillment on or before the Funding of each of the following conditions:

          5.1   Representations and Warranties. The representations and
                ------------------------------
warranties of the Investor contained in Section 3 shall be true on and as of the Funding with the same effect as though such representations and warranties had been made on and as of the Funding.

          5.2   Qualifications. All authorizations, approvals, or permits, if
                --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Funding.

          5.3   Preemptive Rights Waiver. The parties to that certain Amended
                ------------------------
and Restated Investors Rights Agreement, dated as of May 12, 1999, shall have executed a waiver with respect to the provisions of Section 2.4 of such agreement.

          6.    Affirmative Covenants.
                ---------------------

          6.1   Lock-Up Agreements. The Investor agrees, for himself and his
                ------------------
heirs, legal representatives and assigns that he will enter into any "lock-up" or similar agreements requested by the Company or managing underwriter in connection with any public offering of shares of the Company's stock.

          6.2   Ancillary Agreements. The Company and certain other persons and
                --------------------
entities are parties to an Amended and Restated Investors' Rights Agreement, an Amended and Restated Right of First Refusal and Co-Sale Agreement, and an Amended and Restated Voting Agreement, each dated as of May 12, 1999. Each of the Investor and the Company agrees to use its reasonable best efforts to have the Investor added as a party to such agreements at such time as the parties currently thereto agree to amend and/or restate such agreements.

          6.3   Right of First Refusal. The Investor agrees that he shall not
                ----------------------
sell any of the Securities, except in accordance with the following procedures:

                (a) The Investor shall first deliver to the Company a written Notice of Intention to Sell, which shall be irrevocable for a period of thirty (30) days after delivery thereof, offering to the Company such Securities owned by the Investor at the purchase price and on the other material terms specified therein at which it proposes to sell such Securities. The Company shall have the right of first refusal and option for a period of thirty (30) days after delivery to the Company of the Notice of Intention to Sell, to purchase all or (subject to the provisions of Section 6.3(d) hereof) any part of the Securities so offered at the purchase price (or, if such price is not payable in cash, at the Company's option, the cash equivalent thereof) and on the other terms stated therein. Such acceptance shall be made by delivering a written Notice of Acceptance to the Investor within the aforesaid thirty (30) day period.

                (b) The closing of any sales of the Securities under the terms of Section 6.3(a) shall be made at the offices of the Company on a mutually satisfactory business day within forty-five (45) days after the expiration of the aforesaid period. Delivery of

                                      -6-
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     certificates or other instruments evidencing such Securities duly endorsed for transfer to the Company shall be made on such date against payment of the purchase price therefor.

                (c)  If effective acceptance shall not be received pursuant to
     Section 6.3(a) above with respect to all Securities offered for sale pursuant to a Notice of Intention to Sell, then, subject to compliance with applicable securities laws and any other applicable restrictions on the transfer of such Securities (including the restrictions set forth herein), the Investor may sell all or any part of the remaining Securities so offered for sale at a price not less than the price, and on terms not more favorable to the purchaser thereof than the terms stated in the Notice of Intention to Sell, at any time within sixty (60) days after the expiration of such offer. In the event the remaining Securities are not sold by the Investor during such sixty (60) day period, the right of the Investor to sell such remaining Securities shall expire and the obligations of this
     Section 6.3 shall be reinstated; provided, however, that in the event the
                                      --------  -------
     Investor determines, at any time during such sixty (60) day period, that the sale of all or any part of the remaining Securities on the terms set forth in the Notice of Intention to Sell is impractical, the Investor can terminate the offer and reinstate the procedure provided in this Section
     6.3 without waiting for the expiration of such sixty (60) day period.

                (d) The Investor may specify in the Notice of Intention to Sell contemplated by Section 6.3(a) hereof that all Securities offered thereby must be sold, in which case the Notice of Acceptance must relate to all Securities covered by such Notice of Intention to Sell in order to be effective.

                (e) The provisions of this Section 6.3 shall survive the closing hereunder and shall remain in effect until the earlier occur of (x) the public offering of the Company's common stock pursuant to a registration statement under the Act, and (y) such time as the Investor shall become a party to the an Amended and Restated Right of First Refusal and Co-Sale Agreement referenced in Section 6.2 above.

          7.    Miscellaneous.
                -------------

          7.1   Survival. The warranties, representations and covenants of the
                --------
Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Funding and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

          7.2   Successors and Assigns. Except as otherwise provided herein, the
                ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          7.3   Governing Law. This Agreement shall be governed by and construed
                -------------
under the laws of the State of Connecticut as applied to agreements among Connecticut residents entered into and to be performed entirely within Connecticut.

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          7.4   Counterparts. This Agreement may be executed in two or more
                ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          7.5   Titles and Subtitles. The titles and subtitles used in this
                --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          7.6   Notices. Unless otherwise provided, any notice required or
                -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          7.7   Finder's Fee. Each party represents that it neither is nor will
                ------------
be obligated for any finders' fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of his representatives is responsible.

     The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          7.8   Expenses. Irrespective of whether the Funding is effected, the
                --------
Company and the Investor shall pay all costs and expenses that they incur with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          7.9   Amendments and Waivers. Any term of this Agreement may be
                ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

          7.10  Severability. If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

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          7.11  Entire Agreement. This Agreement and the documents referred to
                ----------------
herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants with respect to such subject matter except as specifically set forth herein or therein.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              COMPANY:

                              dsl.net, inc.

                              By: _____________________________________
                                  Name:
                                  Title:

                              Address:  545 Long Wharf Drive
                                        New Haven, CT 06511

                              INVESTOR:


                              _________________________________________
                              Raymond C. Allieri

                              Address:  8113 River Falls Drive
                                        Potomac, MD 20854

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